UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                       Investment Company Act file number

                                   811-04447

                             Brandywine Fund, Inc.
                             ---------------------

               (Exact name of registrant as specified in charter)

                               3711 Kennett Pike
                              Greenville, DE 19807
                              --------------------

              (Address of principal executive offices) (Zip code)

                              William F. D'Alonzo
                             Friess Associates, LLC
                               3711 Kennett Pike
                           Greenville, Delaware 19807
                           --------------------------

                    (Name and address of agent for service)

                                 (302) 656-3017
                                 --------------

              Registrant's telephone number, including area code:

Date of fiscal year end:  September 30

Date of reporting period: 03/31/2004

ITEM 1. REPORTS TO STOCKHOLDERS.
--------------------------------

                              THE BRANDYWINE FUNDS

MANAGED BY FRIESS ASSOCIATES, LLC     SEMI-ANNUAL REPORT         MARCH 31, 2004

DEAR FELLOW SHAREHOLDERS:

   The Brandywine Funds generated their fourth consecutive quarter of gains in the first three months of 2004, bringing growth in Brandywine Fund and Brandywine Blue Fund to 39.31 and 40.31 percent over the past year.

   Brandywine grew 4.41 percent in the March quarter, outpacing gains in the S&P 500 and Russell 3000 Indexes of 1.69 and 2.23 percent. Brandywine Blue grew
6.97 percent, which in addition to topping the S&P 500 also surpassed the Russell 1000 Index's 1.90 percent gain.

                           MARCH QUARTER PERFORMANCE

                                              Percent Return
                                              --------------
                    BRANDYWINE BLUE FUND           6.97%
                    BRANDYWINE FUND                4.41%
                    RUSSELL 3000 INDEX             2.23%
                    RUSSELL 1000 INDEX             1.90%
                    S&P 500 INDEX                  1.69%

Total returns for the quarter ended March 31, 2004.

   March-quarter results for Brandywine and Brandywine Blue, respectively, landed among the top 11 and top 3 percent of the 2,257 growth funds tracked by Lipper Inc. Performance through March also put Brandywine Blue in the top 1 percent of Morningstar's large-cap growth category over the past five years.

   Despite large-cap companies in general not faring as well as smaller and midsize companies, stock picking shined as Brandywine and Brandywine Blue shared top, large-cap contributors -- America Movil, Pulte Homes and Boston Scientific.

   That's notable because it demonstrates how our individual-company focus can help the Brandywine Funds buck prevailing trends by consistently stressing what ultimately matters most: earnings strength. For example, the homebuilders that Brandywine held doubled the performance of homebuilders in the Russell 3000. Brandywine Blue's health-care holdings gained 15 percent on average while health care as a group within the S&P 500 fell slightly.

   It also highlights the flexibility the Funds enjoy in their pursuit of companies with the most attractive earnings prospects. While the bulk of Brandywine's assets tend to be dedicated to companies in the mid-cap category, the Fund is not restricted from capitalizing on promising opportunities such as America Movil and Boston Scientific, which are well into large-cap territory with market caps of $25 billion and $35 billion, respectively. Likewise, Brandywine Blue concentrates on large caps while being free to selectively own larger mid caps such as Pulte Homes at $7 billion.

   Boston Scientific helped make the health-care sector a significant positive force in the quarter. We added Boston Scientific in September, when Wall Street predicted the company would earn $1.60 a share in 2004. Although analysts have revised estimates higher to $1.71 a share since then, based on our research the investment community continues to underestimate the potential market-share reach of its recently approved drug-eluting coronary stent, which transmits a drug to prevent re-hardening of the repaired artery.

   Express Scripts in Brandywine and Aetna in Brandywine Blue were also strong contributors from the health-care sector.

   Homebuilders continue to be standout performers in the portfolios. We bought Pulte Homes for Brandywine in August and, following share-price appreciation that raised its market value into the upper reaches of the mid-cap range, added it to Brandywine Blue in February. Standard Pacific, up 24 percent, added extra upside to Brandywine's homebuilder fortunes, while Brandywine Blue's purchase of D.R. Horton in mid-January quickly generated a 25 percent gain.

   Nearly all financial-services holdings gained ground during the quarter. While the particular markets they focus on vary, these companies share a proven ability to positively surprise investors. Every financial services holding in Brandywine and Brandywine Blue, from insurer Allstate to community banker Wintrust Financial, exceeded earnings estimates in its most recently reported quarter.

   Technology holdings represented the greatest percentage of assets in both Funds, giving the tech sector the most sway on March-quarter results. Adobe Systems, Andrew Corp. (held by Brandywine only), Ericsson and Flextronics helped make tech a positive force in the portfolios even as the sector in major indexes lost ground. Tech holdings continue to comprise the largest percentage of assets in Brandywine and Brandywine Blue. On average, the tech companies in the portfolios are expected to grow earnings 35 percent this year (excluding holdings rebounding from 2003 losses).

   For more information on the holdings that influenced March-quarter performance the most, please see "Roses & Thorns" on page 5 for Brandywine and page 7 for Brandywine Blue.

                                   BRANDYWINE       BRANDYWINE BLUE
CUMULATIVE TOTAL RETURN             % CHANGE            % CHANGE
-----------------------            ----------       ---------------
QUARTER                              4.41                6.97
ONE YEAR                            39.31               40.31
FIVE YEARS                          36.78               42.65
TEN YEARS                          165.24              191.68
INCEPTION                          953.19*<F1>         485.20**<F2>

ANNUALIZED TOTAL RETURN
-----------------------
FIVE YEARS                           6.46                7.36
TEN YEARS                           10.25               11.30
INCEPTION                           13.77*<F1>          14.30**<F2>

*<F1>12/30/85    **<F2>1/10/91

 Performance data quoted represents past performance; past performance does
 --------------------------------------------------------------------------
 not guarantee future results. The investment return and principal value of an
 -----------------------------
 investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.brandywinefunds.com.

   There will be occasional hand wringing about the economy, the election and other matters for investors to consider as they navigate 2004. Nevertheless, it is increasingly apparent that individual- company earnings will demand attention from the investment community as the year marches on. Current forecasts put U.S. economic expansion on its fastest pace in 20 years and, given the measures companies took to rein in costs during the leaner times that preceded current conditions, corporations are in a position to make the most of the favorable environment.

". . . WE'VE UNCOVERED COMPANIES THAT ON AVERAGE SELL IN THE SAME PRICE-TO-EARNINGS RATIO RANGE AS THE TYPICAL S&P 500 STOCK WHILE ENJOYING EARNINGS GROWTH ABOUT THREE TIMES GREATER THAN THE INDEX'S AVERAGE COMPANY."

   Analyst estimates compiled by Bloomberg predict the companies in the S&P 500 will post their biggest profit gain for the first six months of a year since the recession first took hold, with particular strength in technology and financial services. Corporate spending is showing signs of life and consumers continue to do their part, with personal spending rising each month since October. There's no arguing that earnings from companies in a range of industries are on the rise.

   At a time when the companies in the S&P 500 position themselves for better earnings results than they've experienced in years, your team has greater prospects to pursue the companies with the best earnings outlooks from the S&P 500 and elsewhere. As a result, we've uncovered companies that on average sell in the same price-to-earnings ratio range as the typical S&P 500 stock while enjoying earnings growth about three times greater than the index's average company.

   As we head into the June quarter, the companies in the Brandywine and Brandywine Blue portfolios show the right combination of strong fundamentals and reasonable prices to build on recent gains. Thanks for your continued confidence in us to isolate the companies to help you reach your long-term financial goals. Best wishes from your entire Friess team!

   /s/Bill D'Alonzo

   Bill D'Alonzo
   Chief Executive Officer                                       April 8, 2004

                           PUTTING COSTS INTO CONTEXT

   A few weeks ago the Securities and Exchange Commission adopted a new rule requiring annual and semiannual fund reports released after July 9 this year to outline the actual expenses a shareholder pays in dollars based on a $1,000 investment. We see no reason to wait, so we'd like to be among the first to disclose this information to our fellow shareholders.

   We support any enhanced disclosure that benefits investors. And, given all the recent attention on fund expenses and related issues in the news, we think sooner is better. Sharing this information now also affords us the opportunity to provide detail and background that can assist you in making informed investment decisions.

   Mutual fund shareholders incur two types of costs: 1) transaction costs, including sales charges (loads) on purchases, reinvested dividends or other distributions; redemption fees; and exchange fees; and 2) ongoing costs, including management fees; distribution and/or service fees (12b-1); and other fund expenses.

   Brandywine and Brandywine Blue shareholders incur ongoing costs in the form of a management fee (the fee Friess Associates receives to invest your assets) and other fund expenses. The Funds do not have distribution fees associated with a 12b-1 plan. Other fund expenses primarily include: accounting, custody, board of directors, regulatory filing, insurance, legal, printing, postage and transfer agent fees. These fees allow your Fund to settle its securities transactions, calculate its net asset value, process your orders, send you shareholder reports, and file documents with the SEC and other regulatory authorities.

                        EXPENSE RATIOS VS. PEER AVERAGES

                                            Percent of Net Assets
                                            ---------------------
               BRANDYWINE FUND                       1.09%
               AVERAGE MID-CAP GROWTH FUND           1.68%

               BRANDYWINE BLUE FUND                  1.13%
               AVERAGE LARGE-CAP GROWTH FUND         1.59%

Source: Morningstar; March 31, 2004.

   The only Fund transaction costs you might currently incur would be wire fees, if you choose to have proceeds from a redemption wired to your bank account instead of receiving a check. Additionally, U. S. Bank charges an annual processing fee if you maintain an IRA account with the Funds. The Funds currently do not assess sales charges, reinvestment, redemption or exchange fees.
   For the six months ended March 31, 2004, Brandywine Fund's expense ratio represented an annual rate of 1.09 percent of average net assets and Brandywine Blue's was 1.13 percent. As the bar chart shows, Brandywine's and Brandywine Blue's expense ratios are less than two-thirds and three-quarters of their respective Morningstar peer group averages.
   The table below shows a beginning and ending value for a $1,000 investment over the six months through March 2004 and expenses paid during the period. In accordance with the new rule, it also includes the same information assuming a hypothetical 5 percent annual return, which is intended to provide a consistent example for shareholders to use when comparing the impact of expenses on different funds. Per SEC guidelines, all figures are rounded to the nearest dollar.

                              BEGINNING        ENDING
                               ACCOUNT        ACCOUNT          EXPENSES PAID
                                VALUE          VALUE         DURING PERIOD*<F3>
                               9/30/03        3/31/04         9/30/03-3/31/04
                              ---------       -------        ------------------
BRANDYWINE ACTUAL               $1,000         $1,178                $6
HYPOTHETICAL 5% RETURN          $1,000         $1,019                $6
BRANDYWINE BLUE ACTUAL          $1,000         $1,191                $6
HYPOTHETICAL 5% RETURN          $1,000         $1,019                $6

*<F3> Expenses are equal to the Funds' annualized expense ratios of 1.09% and 1.13%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period between September 30, 2003 and March 31, 2004).

   Some useful detail can be lost in the rounding. Down to the penny, $1,000 investments in Brandywine and Brandywine Blue would generate costs of $5.52 and $5.72 over six months assuming a 5 percent annual return. That compares to $8.51 for Brandywine's average peer and $8.05 for Brandywine Blue's.

   All reported fund returns always reflect the impact of all fund expenses. While we're pleased that Brandywine and Brandywine Blue stack up well against their peers on the expense-ratio front, we focus our efforts on maximizing performance so that the Funds can excel at what matters most: generating more money for you in the end.

                                BRANDYWINE FUND

               PERCENT CHANGE IN TOP TEN HOLDINGS FROM BOOK COST

   1. Boston Scientific Corp.                                        +28.6%
   2. MBNA Corp.                                                      -1.2%
   3. Goldman Sachs Group, Inc.                                       -2.6%
   4. Pulte Homes, Inc.                                              +41.2%
   5. Nike, Inc.                                                     +16.7%
   6. Allstate Corp.                                                 +14.4%
   7. Adobe Systems Inc.                                              +5.7%
   8. America Movil S.A.                                             +84.7%
   9. Ameritrade Holding Corp.                                       +17.3%
  10. Capital One Financial Corp.                                    +11.4%

                                  EARNINGS GROWTH

                         YOUR COMPANIES             41%
                         S&P 500                    11%

                     FORECASTED INCREASE IN EARNINGS PER SHARE
                                   2004 VS 2003

   ALL FIGURES ARE DOLLAR WEIGHTED AND BASED ON DATA FROM BASELINE. MARCH 31, 2004.

                     YOUR COMPANIES' MARKET CAPITALIZATION

                                   LARGE CAP
                              $9 billion and over
                                     35.8%

                                    MID CAP
                            $2 billion to $9 billion
                                     44.2%

                                   SMALL CAP
                                below $2 billion
                                     16.8%

                                      CASH
                                      3.2%

                            TOP TEN INDUSTRY GROUPS

Financial (14.1%)
Communications Equipment/Services (9.1%)
Apparel & Shoe Retailers (7.9%)
Computer/Electronics (7.7%)
Semiconductor Related (6.8%)
Automotive Related (5.9%)
Building Related (5.7%)
Software (5.0%)
Specialty Retailing (4.9%)
Medical/Dental Products & Services (4.8%)
All Others (24.9%)
Cash (3.2%)

                                BRANDYWINE FUND
                        MARCH QUARTER "ROSES AND THORNS"

                            $ GAIN
    BIGGEST $ WINNERS   (IN MILLIONS)     % GAIN    REASON FOR MOVE
    -----------------   -------------     ------    ---------------

   America Movil S.A.       $28.6          14.4     December-quarter earnings more than doubled to $0.79 per share, beating estimates by 72 percent. Mexico's largest cellular telephone service provider benefits from strong demand for its prepaid mobile phone cards as it continues to expand in Latin America and the U.S.

    Pulte Homes, Inc.       $23.9          19.0     Pulte Homes beat estimates with 40 percent December-quarter earnings growth.
                                                    Revenues increased 23 percent to $3.1 billion. Record backlog, accelerating order rates and improving margins all contributed to higher earnings guidance for 2004. The builder of active-adult home communities outlined a three-year strategic plan targeting annual growth at 20 percent or more.

    Boston Scientific
          Corp.             $19.7          15.3     The recent U.S. launch of Boston Scientific's Taxus drug-coated stent, which helps prevent repaired arteries from re-clogging, has the potential to dramatically increase revenues and capture a majority market share in this segment. Free cash flow largely driven by Taxus is expected to allow the company to invest as much as $3 billion in new technologies.

    Fisher Scientific
   International, Inc.      $17.1          33.0     The supplier of laboratory equipment raised earnings guidance for the next two years and made two acquisitions that expand its line of self-manufactured, high-margin products used by pharmaceutical and biotechnology companies to make medicines based on human proteins. December-quarter earnings jumped 31 percent, beating consensus estimates.

       Nike, Inc.           $15.5          13.8     The world's largest athletic shoe maker more than doubled earnings in its
                                                    February quarter, earning $0.74 per share and beating consensus estimates.
                                                    Revenues grew 21 percent to $2.9 billion, aided by strong demand for higher-
                                                    priced basketball, soccer and running shoes in the U.S., Europe and Asia. The company shipped more shoes to Footlocker, its largest customer, after the companies ended a two-year dispute.

                            $ LOSS
    BIGGEST $ LOSERS    (IN MILLIONS)     % LOSS    REASON FOR MOVE
    ----------------    -------------     ------    ---------------

      QLogic Corp.          $24.7          26.8     The maker of equipment that connects computers to storage devices grew
                                                    December-quarter earnings 30 percent, beating consensus estimates. Late in
                                                    March, QLogic pre-announced a revenue shortfall due to lower-than-expected sales of host bus adapters (HBAs) to two large customers undergoing inventory corrections.

  Williams-Sonoma, Inc.      $9.6          8.0      January-quarter earnings grew 27 percent to $0.85 per share. While the company's Williams-Sonoma, Pottery Barn and Pottery Barn Kids brands showed strength, inclement weather increased the costs associated with getting products to customers at the same time the company was investing in new concepts. Your team sold Williams-Sonoma to fund an idea with greater near-term earnings potential.

      SanDisk Corp.          $9.1          18.5     Your team sold SanDisk as negative perceptions overshadowed impressive top- and bottom-line growth. December-quarter earnings more than tripled, but shares fell on concerns of increased competition and the potential for an oversupply of flash memory used in digital cameras and other devices. Our research indicated that supply-and-demand balance for flash would remain tight, due to the significant resources needed to enter the market.

        Gap, Inc.            $8.9          20.5     January-quarter earnings grew 37 percent, but lower-than-anticipated same-store sales during the month of December sent shares lower. Marketing efforts fell short at the company's Gap and Old Navy stores, and a late surge of shopping just prior to Christmas didn't make up the shortfall. Your team sold Gap to fund an idea with greater near-term earnings potential.

    Ryanair Holdings         $8.2          31.0     December-quarter earnings grew 18 percent and beat consensus expectations.
                                                    Management of Europe's largest low-cost airline announced a plan to slash fares and reduced its revenue forecasts in an aggressive and unexpected move to capture additional market share from already struggling competitors. Your team sold shares to fund an idea with better near-term earnings visibility.

All gains/losses are calculated on an average cost basis

                              BRANDYWINE BLUE FUND

               PERCENT CHANGE IN TOP TEN HOLDINGS FROM BOOK COST

   1. Adobe Systems Inc.                                              +7.3%
   2. MBNA Corp.                                                      -0.9%
   3. Goldman Sachs Group, Inc.                                       -2.6%
   4. Aetna Inc.                                                     +20.2%
   5. Boston Scientific Corp.                                        +26.9%
   6. Lowe's Companies, Inc.                                          +4.3%
   7. Deere & Co.                                                     +8.3%
   8. Capital One Financial Corp.                                    +14.2%
   9. Staples, Inc.                                                  +12.7%
  10. Nike, Inc.                                                     +16.8%

                                  EARNINGS GROWTH

                         YOUR COMPANIES             31%
                         S&P 500                    11%

                     FORECASTED INCREASE IN EARNINGS PER SHARE
                                   2004 VS 2003

   ALL FIGURES ARE DOLLAR WEIGHTED AND BASED ON DATA FROM BASELINE. MARCH 31, 2004.

                     YOUR COMPANIES' MARKET CAPITALIZATION

                                   LARGE CAP
                              $9 billion and over
                                     64.8%

                                    MID CAP
                            $2 billion to $9 billion
                                     31.1%

                                      CASH
                                      4.1%

                            TOP TEN INDUSTRY GROUPS

Financial (19.7%)
Specialty Retailing (11.3%)
Communications Equipment/Services (8.8%)
Building Related (8.4%)
Computer/Electronics  (6.0%)
Department Stores (5.6%)
Business/Communication Services (5.3%)
Semiconductor Related (4.9%)
Software (4.8%)
Medical/Managed Care (4.5%)
All Others (16.6%)
Cash (4.1%)

                              BRANDYWINE BLUE FUND
                        MARCH QUARTER "ROSES AND THORNS"

                           $ GAIN
  BIGGEST $ WINNERS    (IN MILLIONS)    % GAIN     REASON FOR MOVE
  -----------------     ------------    ------     ---------------

  America Movil S.A.        $4.8         41.4      December-quarter earnings more than doubled to $0.79 per share, beating estimates by 72 percent. Mexico's largest cellular telephone service provider benefits from strong demand for its prepaid mobile phone cards as it continues to expand in Latin America and the U.S.

  Pulte Homes, Inc.         $4.2         20.2      Pulte Homes beat estimates with 40 percent December-quarter earnings growth.
                                                   Revenues increased 23 percent to $3.1 billion. Record backlog, accelerating order rates and improving margins all contributed to higher earnings guidance for 2004. The builder of active-adult home communities outlined a three-year strategic plan targeting annual growth at 20 percent or more.

      Aetna Inc.            $3.6         20.3      December-quarter earnings jumped 71 percent, beating estimates by 12 percent.
                                                   The third largest health insurer in the U.S. boosted its profit forecast for the first quarter and all of 2004 as it added new subscribers and controlled costs.
                                                   New product launches, such as consumer-directed plans known as Health Savings
                                                   Accounts, are expected to continue to boost enrollment growth.

  D.R. Horton, Inc.         $2.9         24.7      December-quarter earnings beat estimates by 26 percent, growing 56 percent as revenues jumped 24 percent to $2.2 billion. D.R. Horton builds homes in 20 states and 47 markets. Its size, while allowing it to leverage costs and take significant market share from smaller competitors, is controlled by a decentralized management structure that gives regional offices operational autonomy.

  Boston Scientific
        Corp.               $2.8         15.3      The recent U.S. launch of Boston Scientific's Taxus drug-coated stent, which helps prevent repaired arteries from re-clogging, has the potential to dramatically increase revenues and capture a majority market share in this segment. Free cash flow largely driven by Taxus is expected to allow the company to invest as much as $3 billion in new technologies.

                           $ LOSS
   BIGGEST $ LOSERS    (IN MILLIONS)    % LOSS     REASON FOR MOVE
   ----------------     ------------    ------     ---------------

   Ryanair Holdings         $3.6         30.6      December-quarter earnings grew 18 percent and beat consensus expectations.
                                                   Management of Europe's largest low-cost airline announced a plan to slash fares and reduced its revenue forecasts in an aggressive and unexpected move to capture additional market share from already struggling competitors. Your team sold shares to fund an idea with better near-term earnings visibility.

      Gap, Inc.             $2.3         20.5      January-quarter earnings grew 37 percent, but lower-than-anticipated same-store sales during the month of December sent shares lower. Marketing efforts fell short at the company's Gap and Old Navy stores, and a late surge of shopping just prior to Christmas didn't make up the shortfall. Your team sold Gap to fund an idea with greater near-term earnings potential.

    SanDisk Corp.           $1.5          6.8      Your team sold SanDisk as negative perceptions overshadowed impressive top- and bottom-line growth. December-quarter earnings more than tripled, but shares fell on concerns of increased competition and the potential for an oversupply of flash memory used in digital cameras and other devices. Our research indicated
                                                   that supply-and-demand balance for flash would remain tight, due to the significant resources needed to enter the market.

     Best Buy Co.           $1.5          6.8      February-quarter earnings grew 22 percent, beating estimates. Shares of the electronics retailer came under pressure as investors worried that costs associated with the company's "Customer Centricity" initiative, such as store remodeling and sales associate training, would hurt margins. Your team sold Best
                                                   Buy shares to fund an idea with greater near-term upside.

    Staples, Inc.           $1.1          5.6      January-quarter earnings per share jumped 20 percent to $0.42 on revenue growth of 10 percent. Despite strong operating results, improving trends and promotional activity from large competitor Office Depot, which recently purchased 124 former Kids R Us stores, created concerns that Staples' ability to take market share could be hampered.

All gains/losses are calculated on an average cost basis

                             BRANDYWINE FUND, INC.
                            STATEMENT OF NET ASSETS
                                 March 31, 2004
                                  (Unaudited)

  SHARES                                            COST             VALUE
  ------                                            ----             -----

COMMON STOCKS - 96.8% (A)<F5>

               AEROSPACE/DEFENSE - 0.7%
    918,600    Rockwell Collins, Inc.          $   28,392,895   $   29,036,946

                  THIS SECTOR IS 2.3% ABOVE YOUR FUND'S COST.

               APPAREL & SHOE RETAILERS - 7.9%
  1,800,000    American Eagle
                 Outfitters, Inc.*<F4>             45,653,999       48,528,000
  1,100,000    AnnTaylor Stores Corp.*<F4>         47,551,610       47,080,000
    150,000    Charming Shoppes, Inc.*<F4>          1,039,215        1,168,500
     50,000    Children's Place
                 Retail Stores, Inc.*<F4>           1,452,800        1,548,500
    250,000    The Finish Line, Inc.*<F4>           8,376,915        9,245,000
    325,000    The Men's Wearhouse, Inc.*<F4>       8,480,152        8,635,250
  1,650,000    NIKE, Inc. Cl B                    110,120,380      128,485,500
    750,000    Polo Ralph Lauren Corp.             23,011,449       25,710,000
    500,000    Timberland Co.*<F4>                 30,550,000       29,725,000
    200,000    Wolverine World Wide, Inc.           4,750,333        4,826,000
                                               --------------   --------------
                                                  280,986,853      304,951,750

                  THIS SECTOR IS 8.5% ABOVE YOUR FUND'S COST.

               AUTOMOTIVE RELATED - 5.9%
  2,007,800    Advance Auto Parts, Inc.*<F4>       57,297,128       81,657,226
    792,700    Cummins Inc.                        41,471,361       46,333,315
    600,000    Harman International
                 Industries, Inc.                  14,713,877       47,760,000
  1,150,000    Navistar International Corp.*<F4>   53,372,709       52,727,500
                                               --------------   --------------
                                                  166,855,075      228,478,041

                  THIS SECTOR IS 36.9% ABOVE YOUR FUND'S COST.

               BUSINESS/COMMUNICATION SERVICES - 3.7%
  2,450,000    Accenture Ltd.*<F4>                 59,484,561       60,760,000
    425,000    Affiliated Computer
                 Services, Inc.*<F4>               21,343,425       22,057,500
  1,310,000    ChoicePoint Inc.*<F4>               46,583,235       49,819,300
    525,000    Navigant Consulting, Inc.*<F4>      10,257,388       10,620,750
                                               --------------   --------------
                                                  137,668,609      143,257,550

                  THIS SECTOR IS 4.1% ABOVE YOUR FUND'S COST.

               BUILDING RELATED - 5.7%
    530,000    Centex Corp.                        28,783,699       28,651,800
    250,000    Dycom Industries, Inc.*<F4>          6,461,290        6,630,000
    110,000    Meritage Corp.*<F4>                  7,800,002        8,167,500
  2,485,400    Pulte Homes, Inc.                   97,836,824      138,188,240
    680,000    Standard Pacific Corp.              24,304,308       40,800,000
                                               --------------   --------------
                                                  165,186,123      222,437,540

                  THIS SECTOR IS 34.7% ABOVE YOUR FUND'S COST.

               COMMUNICATIONS EQUIPMENT/SERVICES - 9.1%
  2,524,800    America Movil S.A. de C.V.
                 ADR Series L                      52,844,569       97,583,520
  2,325,000    Andrew Corp.*<F4>                   29,886,854       40,687,500
  2,625,000    Cisco Systems Inc.*<F4>             63,257,705       61,740,000
  2,537,800    Comverse Technology, Inc.*<F4>      44,704,042       46,035,692
  1,100,000    L.M. Ericsson
                 Telephone Co. ADR*<F4>            24,656,930       30,525,000
    475,000    NII Holdings Inc. Cl B*<F4>         16,218,052       16,639,250
    150,000    Polycom, Inc.*<F4>                   3,116,430        3,184,500
  1,675,000    Scientific-Atlanta, Inc.            55,686,103       54,169,500
    100,000    Tekelec*<F4>                         1,804,360        1,659,000
                                               --------------   --------------
                                                  292,175,045      352,223,962

                  THIS SECTOR IS 20.6% ABOVE YOUR FUND'S COST.

               COMPUTER/ELECTRONICS - 7.7%
  2,800,000    Celestica Inc.*<F4>                 48,526,366       45,920,000
  2,600,000    Flextronics International Ltd.*<F4> 34,938,510       44,772,000
    715,900    KEMET Corp.*<F4>                     9,583,876       10,266,006
    315,000    Manhattan Associates, Inc.*<F4>      9,208,890        8,757,000
    145,700    PerkinElmer, Inc.                    2,640,920        3,014,533
  1,691,500    QLogic Corp.*<F4>                   75,742,190       55,836,415
    525,000    Rockwell Automation Inc.            16,763,661       18,201,750
  3,327,400    Teradyne, Inc.*<F4>                 67,857,728       79,291,942
  1,432,900    Vishay Intertechnology, Inc.*<F4>   24,503,529       30,578,086
                                               --------------   --------------
                                                  289,765,670      296,637,732

                  THIS SECTOR IS 2.4% ABOVE YOUR FUND'S COST.

               DEPARTMENT STORES - 1.0%
    475,000    Federated Department Stores, Inc.   25,538,643       25,673,750
    432,400    J.C. Penney Company, Inc.
                 (Holding Co.)                     12,823,946       15,038,872
                                               --------------   --------------
                                                   38,362,589       40,712,622

                  THIS SECTOR IS 6.1% ABOVE YOUR FUND'S COST.

               ENERGY - 0.3%
    500,000    CONSOL Energy Inc.                  13,370,400       13,400,000

                  THIS SECTOR IS 0.2% ABOVE YOUR FUND'S COST.

               FINANCIAL - 14.1%
    744,800    American Express Co.                33,056,242       38,617,880
  6,020,000    Ameritrade Holding Corp.*<F4>       79,044,419       92,708,000
  1,100,000    Capital One Financial Corp.         74,511,811       82,973,000
  1,372,300    Goldman Sachs Group, Inc.          147,022,911      143,199,505
  5,350,000    MBNA Corp.                         149,649,822      147,820,500
    447,200    SEI Investments Co.                 12,863,488       14,757,600
    650,000    Silicon Valley Bancshares*<F4>      21,978,444       21,086,000
    100,000    Wintrust Financial Corp.             4,485,596        4,863,000
                                               --------------   --------------
                                                  522,612,733      546,025,485

                  THIS SECTOR IS 4.5% ABOVE YOUR FUND'S COST.

               FOOD/RESTAURANTS - 0.4%
    407,500    Panera Bread Co.*<F4>               15,429,043       15,859,900

                  THIS SECTOR IS 2.8% ABOVE YOUR FUND'S COST.

               HEALTH CARE RELATED - 2.6%
    426,900    Express Scripts, Inc.*<F4>          25,433,797       31,842,471
  1,250,000    Fisher Scientific
                 International Inc.*<F4>           49,034,019       68,800,000
                                               --------------   --------------
                                                   74,467,816      100,642,471

                  THIS SECTOR IS 35.1% ABOVE YOUR FUND'S COST.

               INSURANCE - 2.9%
  2,461,600    Allstate Corp.                      97,812,284      111,904,336

                  THIS SECTOR IS 14.4% ABOVE YOUR FUND'S COST.

               LEISURE & ENTERTAINMENT - 1.5%
  1,375,000    Brunswick Corp.                     55,445,899       56,141,250
    100,000    Orbitz, Inc.*<F4>                    2,416,530        2,381,000
                                               --------------   --------------
                                                   57,862,429       58,522,250

                  THIS SECTOR IS 1.1% ABOVE YOUR FUND'S COST.

               MACHINERY & MISCELLANEOUS MANUFACTURING - 2.9%
    103,400    Carlisle Companies Inc.              5,907,958        5,857,610
  1,150,000    Deere & Co.                         74,805,793       79,706,500
    450,000    Maverick Tube Corp.*<F4>            10,164,648       10,597,500
    294,700    Terex Corp.*<F4>                    10,435,930       10,895,059
    300,500    Timken Co.                           5,886,213        6,980,615
                                               --------------   --------------
                                                  107,200,542      114,037,284

                  THIS SECTOR IS 6.4% ABOVE YOUR FUND'S COST.

               MEDIA GROUP - 1.1%
    975,000    Clear Channel Communications, Inc.  40,309,957       41,291,250

                  THIS SECTOR IS 2.4% ABOVE YOUR FUND'S COST.

               MEDICAL/DENTAL PRODUCTS & SERVICES - 4.8%
    360,000    Accredo Health, Inc.*<F4>           11,736,825       13,716,000
  3,500,000    Boston Scientific Corp.*<F4>       115,322,680      148,330,000
    950,000    Select Medical Corp.                15,685,755       15,865,000
    325,000    Serologicals Corp.*<F4>              6,608,889        6,630,000
                                               --------------   --------------
                                                  149,354,149      184,541,000

                  THIS SECTOR IS 23.6% ABOVE YOUR FUND'S COST.

               MEDICAL/MANAGED CARE - 2.1%
    850,000    Aetna Inc.                          74,832,411       76,262,000
    225,000    American Medical Security
                 Group, Inc.*<F4>                   3,192,969        6,009,750
                                               --------------   --------------
                                                   78,025,380       82,271,750

                  THIS SECTOR IS 5.4% ABOVE YOUR FUND'S COST.

               OIL/GAS - 1.9%
  3,175,000    Chesapeake Energy Corp.             40,088,360       42,545,000
    710,000    FMC Technologies, Inc.*<F4>         18,993,834       19,191,300
    450,000    Southwestern Energy Co.*<F4>         8,894,935       10,854,000
                                               --------------   --------------
                                                   67,977,129       72,590,300

                  THIS SECTOR IS 6.8% ABOVE YOUR FUND'S COST.

               PHARMACEUTICALS - 1.9%
    600,000    Angiotech
                 Pharmaceuticals, Inc.*<F4>        15,354,422       14,646,000
    300,000    K-V Pharmaceutical Co.*<F4>          4,316,836        7,368,000
    930,000    Pharmaceutical Resources, Inc.*<F4> 55,902,137       52,879,800
                                               --------------   --------------
                                                   75,573,395       74,893,800

                  THIS SECTOR IS 0.9% BELOW YOUR FUND'S COST.

               SEMICONDUCTOR RELATED - 6.8%
    140,000    ASM International N.V.*<F4>          3,311,883        3,094,000
  1,262,400    Broadcom Corp.*<F4>                 49,349,407       49,448,208
  2,200,000    Conexant Systems, Inc.*<F4>         14,838,255       13,552,000
    400,000    Cymer, Inc.*<F4>                    17,284,793       15,444,000
    225,000    Entegris Inc.*<F4>                   2,659,108        2,848,500
    100,000    Exar Corp.*<F4>                      1,974,044        1,850,000
  1,270,000    Fairchild Semiconductor
                 International, Inc.*<F4>          20,605,580       30,518,100
    609,800    Integrated Circuit
                 Systems, Inc.*<F4>                16,272,312       15,263,294
  1,925,000    Intersil Corp.                      51,118,135       42,908,250
    300,000    LTX Corp.*<F4>                       4,976,955        4,530,000
    425,000    M-Systems Flash
                 Disk Pioneers Ltd.*<F4>            7,918,035        8,661,500
  1,750,000    MEMC Electronic
                 Materials, Inc.*<F4>              16,975,000       16,012,500
    150,000    MKS Instruments, Inc.*<F4>           3,637,088        3,601,500
  1,475,000    ON Semiconductor Corp.*<F4>         10,042,950       11,121,500
    150,000    Sigmatel Inc.*<F4>                   3,771,045        3,367,500
  3,850,000    Taiwan Semiconductor Manufacturing
                 Co., Ltd. SP- ADR*<F4>            42,171,923       40,194,000
                                               --------------   --------------
                                                  266,906,513      262,414,852

                  THIS SECTOR IS 1.7% BELOW YOUR FUND'S COST.

               SOFTWARE - 5.0%
  2,619,500    Adobe Systems Inc.                  97,739,654      103,286,885
     56,200    Check Point Software
                 Technologies Ltd.*<F4>             1,218,894        1,279,674
  3,400,000    Compuware Corp.*<F4>                25,882,494       25,330,000
     70,000    Dendrite International, Inc.*<F4>    1,126,795        1,120,000
    325,000    Digital Insight Corp.*<F4>           6,937,200        6,734,000
    300,000    Informatica Corp.*<F4>               3,351,290        2,577,000
    650,000    Internet Security
                 Systems, Inc.*<F4>                11,402,526       11,466,000
    850,000    Macromedia, Inc.*<F4>               17,148,919       17,059,500
    175,000    SERENA Software, Inc.*<F4>           3,351,494        3,561,250
    300,000    Sybase, Inc.*<F4>                    6,010,388        6,297,000
  1,950,000    TIBCO Software Inc.*<F4>            13,445,262       15,931,500
                                               --------------   --------------
                                                  187,614,916      194,642,809

                  THIS SECTOR IS 3.7% ABOVE YOUR FUND'S COST.

               SPECIALTY RETAILING - 4.9%
    350,000    Fastenal Co.                        16,928,910       18,791,500
  1,100,000    Home Depot, Inc.                    39,942,624       41,096,000
    731,000    Linens On Things, Inc.*<F4>         25,570,361       25,884,710
    939,900    Lowe's Companies, Inc.              50,473,239       52,756,587
    150,000    MSC Industrial Direct Co., Inc.      4,247,700        4,492,500
    400,000    Regis Corp.                         11,680,694       17,776,000
    225,000    Select Comfort Corp.*<F4>            5,625,296        6,207,750
    506,000    Staples, Inc.                        9,714,646       12,847,340
    236,000    Tempur-Pedic
                 International Inc.*<F4>            3,304,000        3,691,040
    150,000    Tuesday Morning Corp.*<F4>           4,759,933        5,169,000
                                               --------------   --------------
                                                  172,247,403      188,712,427

                  THIS SECTOR IS 9.6% ABOVE YOUR FUND'S COST.

               TRANSPORTATION RELATED - 1.9%
    650,000    Hunt (J.B.) Transport
                 Services, Inc.*<F4>               17,750,803       18,310,500
  1,075,000    Laidlaw International Inc.*<F4>     14,248,664       15,641,250
    975,000    Ryder System, Inc.                  34,043,459       37,761,750
    100,000    Werner Enterprises, Inc.             1,863,425        1,895,000
                                               --------------   --------------
                                                   67,906,351       73,608,500

                  THIS SECTOR IS 8.4% ABOVE YOUR FUND'S COST.

                                               --------------   --------------
               Total common stocks              3,394,063,299    3,753,094,557

 PRINCIPAL
  AMOUNT
 ---------

SHORT-TERM INVESTMENTS - 2.7% (A)<F5>

               COMMERCIAL PAPER - 2.6%
$50,000,000    UBS Americas, Inc.,
                 due 04/01/04, discount of 1.06%   50,000,000       50,000,000
 50,000,000    Citigroup, due 04/02/04,
                 discount of 1.03%                 49,998,570       49,998,570
                                               --------------   --------------
               Total commercial paper              99,998,570       99,998,570

               VARIABLE RATE DEMAND NOTE - 0.1%
 $2,841,045    U.S. Bank, N.A.                      2,841,045        2,841,045
                                               --------------   --------------
               Total short-term investments       102,839,615      102,839,615
                                               --------------   --------------
               Total investments               $3,496,902,914    3,855,934,172
                                               --------------
                                               --------------
               Cash and receivables, less
               liabilities 0.5% (A)<F5>                             21,059,346
                                                                --------------
                   NET ASSETS                                   $3,876,993,518
                                                                --------------
                                                                --------------
               Net Asset Value Per Share
               ($0.01 par value 500,000,000
               shares authorized), offering
               and redemption price
               ($3,876,993,518 / 154,523,811
               shares outstanding)                                      $25.09
                                                                        ------
                                                                        ------

  *<F4> Non-dividend paying security.
(a)<F5> Percentages for the various classifications relate to net assets. ADR - American Depository Receipt

                            STATEMENT OF OPERATIONS
                    For the Six Months Ended March 31, 2004
                                  (Unaudited)

INCOME:
   Dividends                                                      $  7,843,538
   Interest                                                            675,443
                                                                  ------------
       Total income                                                  8,518,981
                                                                  ------------

EXPENSES:
   Management fees                                                  18,973,460
   Transfer agent fees                                                 748,935
   Administrative services                                             271,780
   Printing and postage expense                                        238,107
   Custodian fees                                                      171,345
   Board of Directors fees                                             110,489
   Insurance expense                                                    53,656
   Professional fees                                                    43,235
   Registration fees                                                    35,057
   Other expenses                                                       15,396
                                                                  ------------
       Total expenses                                               20,661,460
                                                                  ------------
NET INVESTMENT LOSS                                                (12,142,479)
                                                                  ------------
NET REALIZED GAIN ON INVESTMENTS                                   369,113,647
NET INCREASE IN UNREALIZED APPRECIATION ON INVESTMENTS             242,273,085
                                                                  ------------
NET GAIN ON INVESTMENTS                                            611,386,732
                                                                  ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $599,244,253
                                                                  ------------
                                                                  ------------

  The accompanying notes to financial statements are an integral part of these statements.

                             BRANDYWINE FUND, INC.
                      STATEMENTS OF CHANGES IN NET ASSETS
              For the Six Months Ended March 31, 2004 (Unaudited)
                   and For the Year Ended September 30, 2003

                                                                                           2004                2003
                                                                                           ----                ----
OPERATIONS:
   Net investment loss                                                                $  (12,142,479)     $  (16,751,575)
   Net realized gain on investments                                                      369,113,647         204,896,466
   Net increase in unrealized appreciation on investments                                242,273,085         156,935,580
                                                                                      --------------      --------------
       Net increase in net assets resulting from operations                              599,244,253         345,080,471
                                                                                      --------------      --------------

FUND SHARE ACTIVITIES:
   Proceeds from shares issued (10,051,049 and 21,107,528 shares, respectively)          241,388,792         410,081,518
   Cost of shares redeemed (14,495,679 and 29,685,813 shares, respectively)             (349,229,077)       (566,431,690)
                                                                                      --------------      --------------
       Net decrease in net assets derived from Fund share activities                    (107,840,285)       (156,350,172)
                                                                                      --------------      --------------

       TOTAL INCREASE                                                                    491,403,968         188,730,299

NET ASSETS AT THE BEGINNING OF THE PERIOD                                              3,385,589,550       3,196,859,251
                                                                                      --------------      --------------
NET ASSETS AT THE END OF THE PERIOD                                                   $3,876,993,518      $3,385,589,550
                                                                                      --------------      --------------
                                                                                      --------------      --------------

                              FINANCIAL HIGHLIGHTS
 (Selected Data for each share of the Fund outstanding throughout each period)

                                    For the Six Months                            Years Ended September 30,
                                   ended March 31, 2004        ----------------------------------------------------------------
                                       (Unaudited)             2003           2002           2001           2000           1999
                                   --------------------        ----           ----           ----           ----           ----

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period      $21.30              $19.08         $22.93         $46.23         $35.09         $25.99

Income from investment operations:
   Net investment loss(1)<F8>              (0.08)              (0.10)         (0.12)         (0.09)         (0.25)         (0.20)
   Net realized and unrealized
     gains (losses) on investments          3.87                2.32          (3.73)         (7.10)         14.51           9.64
                                          ------              ------         ------         ------         ------         ------
Total from investment operations            3.79                2.22          (3.85)         (7.19)         14.26           9.44
                                          ------              ------         ------         ------         ------         ------

Less distributions:
   Dividend from net investment income        --                  --             --             --             --          (0.27)
   Distributions from net realized gains      --                  --             --         (16.11)         (3.12)         (0.07)
                                          ------              ------         ------         ------         ------         ------
Total from distributions                      --                  --             --         (16.11)         (3.12)         (0.34)
                                          ------              ------         ------         ------         ------         ------
Net asset value, end of period            $25.09              $21.30         $19.08         $22.93         $46.23         $35.09
                                          ------              ------         ------         ------         ------         ------
                                          ------              ------         ------         ------         ------         ------
TOTAL INVESTMENT RETURN                    17.79%(a)<F6>       11.64%        (16.79%)       (22.46%)        42.81%         36.84%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (in 000's $)                         3,876,994           3,385,590      3,196,859      4,302,986      5,983,163      4,194,917
Ratio of expenses
  to average net assets                     1.09%(b)<F7>        1.09%          1.08%          1.06%          1.04%          1.05%
Ratio of net investment loss
  to average net assets                    (0.64%)(b)<F7>      (0.53%)        (0.52%)        (0.32%)        (0.61%)        (0.66%)
Portfolio turnover rate                    139.6%              279.3%         272.9%         284.3%         244.0%         208.7%

(a)<F6>   Not Annualized.
(b)<F7>   Annualized.
(1)<F8> In 2004, 2003, 2002, 2001 and 1999, net investment loss per share was calculated using average shares outstanding. In 2000, net investment loss per share was calculated using ending balances prior to consideration of adjustments for book and tax differences.

  The accompanying notes to financial statements are an integral part of these statements.

                              BRANDYWINE BLUE FUND
                            STATEMENT OF NET ASSETS
                                 March 31, 2004
                                  (Unaudited)

  SHARES                                              COST            VALUE
  ------                                              ----            -----

COMMON STOCKS - 95.9% (A)<F10>

             APPAREL & SHOE RETAILERS - 3.7%
   224,000   NIKE, Inc. Cl B                      $ 14,932,091    $ 17,442,880

                  THIS SECTOR IS 16.8% ABOVE YOUR FUND'S COST.

             BUSINESS/COMMUNICATION SERVICES - 5.3%
   633,600   Accenture Ltd.*<F9>                    15,406,895      15,713,280
   178,900   Affiliated Computer
               Services, Inc.*<F9>                   8,968,649       9,284,910
                                                  ------------    ------------
                                                    24,375,544      24,998,190

                  THIS SECTOR IS 2.6% ABOVE YOUR FUND'S COST.

             BUILDING RELATED - 8.4%
   153,600   Centex Corp.                            8,363,389       8,303,616
   407,000   D.R. Horton, Inc.                      11,568,367      14,420,010
   305,500   Pulte Homes, Inc.                      13,890,773      16,985,800
                                                  ------------    ------------
                                                    33,822,529      39,709,426

                  THIS SECTOR IS 17.4% ABOVE YOUR FUND'S COST.

             COMMUNICATIONS EQUIPMENT/SERVICES - 8.8%
   428,100   America Movil S.A. de C.V.
               ADR Series L                          8,833,325      16,546,065
   650,000   Cisco Systems Inc.*<F9>                15,741,440      15,288,000
   359,700   L.M. Ericsson Telephone Co. ADR*<F9>    7,959,561       9,981,675
                                                  ------------    ------------
                                                    32,534,326      41,815,740

                  THIS SECTOR IS 28.5% ABOVE YOUR FUND'S COST.

             COMPUTER/ELECTRONICS - 6.0%
    90,900   Danaher Corp.                           8,252,761       8,487,333
   720,900   Flextronics International Ltd.*<F9>    10,484,328      12,413,898
   220,700   Rockwell Automation Inc.                6,890,567       7,651,669
                                                  ------------    ------------
                                                    25,627,656      28,552,900

                  THIS SECTOR IS 11.4% ABOVE YOUR FUND'S COST.

             DEPARTMENT STORES - 5.6%
   285,800   Federated Department Stores, Inc.      14,931,535      15,447,490
   325,000   J.C. Penney Company, Inc.
               (Holding Co.)                         9,638,720      11,303,500
                                                  ------------    ------------
                                                    24,570,255      26,750,990

                  THIS SECTOR IS 8.9% ABOVE YOUR FUND'S COST.

             FINANCIAL - 19.7%
   316,400   American Express Co.                   14,313,730      16,405,340
   974,100   Ameritrade Holding Corp.*<F9>          14,789,461      15,001,140
   243,000   Capital One Financial Corp.            16,044,498      18,329,490
   204,000   Goldman Sachs Group, Inc.              21,857,936      21,287,400
   813,000   MBNA Corp.                             22,669,580      22,463,190
                                                  ------------    ------------
                                                    89,675,205      93,486,560

                  THIS SECTOR IS 4.3% ABOVE YOUR FUND'S COST.

             INSURANCE - 2.8%
   294,800   Allstate Corp.                         11,483,310      13,401,608

                  THIS SECTOR IS 16.7% ABOVE YOUR FUND'S COST.

             MACHINERY & MISCELLANEOUS MANUFACTURING - 4.0%
   275,000   Deere & Co.                            17,597,949      19,060,250

                  THIS SECTOR IS 8.3% ABOVE YOUR FUND'S COST.

             MEDIA GROUP - 1.7%
   188,600   Clear Channel
               Communications, Inc.                  7,746,862       7,987,210

                  THIS SECTOR IS 3.1% ABOVE YOUR FUND'S COST.

             MEDICAL/DENTAL PRODUCTS & SERVICES - 4.4%
   489,700   Boston Scientific Corp.*<F9>           16,359,712      20,753,486

                  THIS SECTOR IS 26.9% ABOVE YOUR FUND'S COST.

             MEDICAL/MANAGED CARE - 4.5%
   236,000   Aetna Inc.                             17,608,260      21,173,920

                  THIS SECTOR IS 20.2% ABOVE YOUR FUND'S COST.

             SEMICONDUCTOR RELATED - 4.9%
   367,400   Broadcom Corp.*<F9>                    14,435,980      14,391,058
   854,300   Taiwan Semiconductor Manufacturing
               Co., Ltd. SP-ADR*<F9>                 9,339,323       8,918,892
                                                  ------------    ------------
                                                    23,775,303      23,309,950

                  THIS SECTOR IS 2.0% BELOW YOUR FUND'S COST.

             SOFTWARE - 4.8%
   575,000   Adobe Systems Inc.                     21,129,475      22,672,250

                  THIS SECTOR IS 7.3% ABOVE YOUR FUND'S COST.

             SPECIALTY RETAILING - 11.3%
   450,000   Home Depot, Inc.                       16,295,444      16,812,000
   340,000   Lowe's Companies, Inc.                 18,297,920      19,084,200
   700,000   Staples, Inc.                          15,763,356      17,773,000
                                                  ------------    ------------
                                                    50,356,720      53,669,200

                  THIS SECTOR IS 6.6% ABOVE YOUR FUND'S COST.

                                                  ------------    ------------
               Total common stocks                 411,595,197     454,784,560

 PRINCIPAL
  AMOUNT
 ---------

SHORT-TERM INVESTMENTS - 4.3% (A)<F10>

             COMMERCIAL PAPER - 3.8%
$9,000,000   New Center Asset Trust,
               due 04/01/04, discount of 1.06%       9,000,000       9,000,000
 9,000,000   Citigroup, due 04/02/04,
               discount of  1.03%                    8,999,743       8,999,743
                                                  ------------    ------------
             Total commercial paper                 17,999,743      17,999,743

             VARIABLE RATE DEMAND NOTE - 0.5%
 2,197,131   U.S. Bank, N.A.                         2,197,131       2,197,131
                                                  ------------    ------------
             Total short-term investments           20,196,874      20,196,874
                                                  ------------    ------------
             Total investments                    $431,792,071     474,981,434
                                                  ------------
                                                  ------------
             Liabilities, less cash and
             receivables (0.2%) (A)<F10>                              (948,471)
                                                                  ------------
             NET ASSETS                                           $474,032,963
                                                                  ------------
                                                                  ------------
             Net Asset Value Per Share
             ($0.01 par value 100,000,000
             shares authorized), offering
             and redemption price
             ($474,032,963 / 18,602,860
             shares outstanding)                                        $25.48
                                                                        ------
                                                                        ------

   *<F9>   Non-dividend paying security.
(a)<F10> Percentages for the various classifications relate to net assets. ADR - American Depository Receipts

  THE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS
                                   STATEMENT.

                              BRANDYWINE BLUE FUND
                            STATEMENT OF OPERATIONS
                    For the Six Months Ended March 31, 2004
                                  (Unaudited)

INCOME:
   Dividends                                                       $ 1,204,705
   Interest                                                            130,023
                                                                   -----------
       Total income                                                  1,334,728
                                                                   -----------

EXPENSES:
   Management fees                                                   1,942,639
   Administrative services                                              68,215
   Professional fees                                                    42,015
   Transfer agent fees                                                  36,119
   Registration fees                                                    34,755
   Board of Directors fees                                              23,951
   Custodian fees                                                       15,632
   Printing and postage expense                                         12,571
   Insurance expense                                                    11,296
   Other expenses                                                        4,521
                                                                   -----------
       Total expenses                                                2,191,714
                                                                   -----------
NET INVESTMENT LOSS                                                   (856,986)
                                                                   -----------
NET REALIZED GAIN ON INVESTMENTS                                    30,314,427
NET INCREASE IN UNREALIZED APPRECIATION ON INVESTMENTS              35,291,428
                                                                   -----------
NET GAIN ON INVESTMENTS                                             65,605,855
                                                                   -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $64,748,869
                                                                   -----------
                                                                   -----------

                      STATEMENTS OF CHANGES IN NET ASSETS
              For the Six Months ended March 31, 2004 (Unaudited)
                   and for the Year Ended September 30, 2003

                                                                                            2003                2004
                                                                                            ----                ----
OPERATIONS:
   Net investment loss                                                                  $   (856,986)       $ (1,068,556)
   Net realized gain on investments                                                       30,314,427          32,634,458
   Net increase in unrealized appreciation on investments                                 35,291,428           8,824,716
                                                                                        ------------        ------------
       Net increase in net assets resulting from operations                               64,748,869          40,390,618
                                                                                        ------------        ------------

FUND SHARE ACTIVITIES:
   Proceeds from shares issued (4,907,823 and 4,710,513 shares, respectively)            118,683,127          93,274,187
   Cost of shares redeemed (919,540 and 1,993,790 shares, respectively)                  (22,124,693)        (38,676,807)
                                                                                        ------------        ------------
       Net increase in net assets derived from Fund share activities                      96,558,434          54,597,380
                                                                                        ------------        ------------
       TOTAL INCREASE                                                                    161,307,303          94,987,998

NET ASSETS AT THE BEGINNING OF THE PERIOD                                                312,725,660         217,737,662
                                                                                        ------------        ------------
NET ASSETS AT THE END OF THE PERIOD                                                     $474,032,963        $312,725,660
                                                                                        ------------        ------------
                                                                                        ------------        ------------

  The accompanying notes to financial statements are an integral part of these statements.

                              BRANDYWINE BLUE FUND
                              FINANCIAL HIGHLIGHTS
 (Selected Data for each share of the Fund outstanding throughout each period)

                                    For the Six Months                            Years Ended September 30,
                                   ended March 31, 2004        ----------------------------------------------------------------
                                       (Unaudited)             2003           2002           2001           2000           1999
                                   --------------------        ----           ----           ----           ----           ----

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period      $21.40              $18.30         $21.31         $37.39         $29.46         $22.13

Income from investment operations:
   Net investment loss(1)<F13>             (0.05)              (0.08)         (0.05)         (0.05)         (0.21)         (0.18)
   Net realized and unrealized
     gains (losses) on investments          4.13                3.18          (2.96)         (5.32)         10.32           7.85
                                          ------              ------         ------         ------         ------         ------
Total from investment operations            4.08                3.10          (3.01)         (5.37)         10.11           7.67
                                          ------              ------         ------         ------         ------         ------

Less distributions:
   Dividend from net
     investment income                        --                  --             --             --             --          (0.21)
   Distributions from
     net realized gains                       --                  --             --         (10.71)         (2.18)         (0.13)
                                          ------              ------         ------         ------         ------         ------
Total from distributions                      --                  --             --         (10.71)         (2.18)         (0.34)
                                          ------              ------         ------         ------         ------         ------
Net asset value, end of period            $25.48              $21.40         $18.30         $21.31         $37.39         $29.46
                                          ------              ------         ------         ------         ------         ------
                                          ------              ------         ------         ------         ------         ------
TOTAL INVESTMENT RETURN                    19.07%(a)<F11>      16.94%        (14.12%)       (19.92%)        35.53%         35.22%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (in 000's $)                           474,033             312,726        217,738        271,947        407,839        311,984
Ratio of expenses
  to average net assets                     1.13%(b)<F12>       1.14%          1.13%          1.09%          1.07%          1.08%
Ratio of net investment loss
  to average net assets                    (0.44%)(b)<F12>     (0.41%)        (0.26%)        (0.18%)        (0.56%)        (0.67%)
Portfolio turnover rate                    143.5%              300.0%         310.7%         274.5%         245.7%         228.4%

(a)<F11>  Not Annualized.
(b)<F12>  Annualized.
(1)<F13> In 2004, 2003, 2002, 2001 and 1999, net investment loss per share was calculated using average shares outstanding. In 2000, net investment loss per share was calculated using ending balances prior to consideration of adjustments for book and tax differences.

  The accompanying notes to financial statements are an integral part of this statement.

                              THE BRANDYWINE FUNDS
                         NOTES TO FINANCIAL STATEMENTS
                           March 31, 2004 (Unaudited)

(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies of Brandywine Fund, Inc. (the "Brandywine Fund") and Brandywine Blue Fund (the "Blue Fund," one of two Funds in a series of the Brandywine Blue Fund, Inc.) (collectively the "Funds"). Each Fund is registered as a diversified open-end management company under the Investment Company Act of 1940, as amended. The assets and liabilities of each Fund are segregated and a shareholder's interest is limited to the Fund in which the shareholder owns shares. The Brandywine Fund was incorporated under the laws of Maryland on October 9, 1985. The Blue Fund was incorporated under the laws of Maryland on November 13, 1990. The investment objective of each Fund is to produce long-term capital appreciation principally through investing in common stocks.

     (a) Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded. Securities that are traded on the Nasdaq National Market or the Nasdaq Smallcap Market are valued at the Nasdaq Official Closing Price, or if no sale is reported, the latest bid price. Securities which are traded over-the-counter are valued at the latest bid price. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. Short-term investments with maturities of 60 days or less are valued at amortized cost which approximates market value. For financial reporting purposes, investment transactions are recorded on the trade date.

     (b) Net realized gains and losses on sales of securities are computed on the identified cost basis.

     (c) Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

     (d) The Funds have investments in short-term variable rate demand notes, which are unsecured instruments. The Funds may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation. The Funds' policy is to monitor the creditworthiness of the issuer and nonperformance by these counterparties is not anticipated.

     (e) Accounting principles generally accepted in the United States of America ("GAAP") require that permanent differences between income for financial reporting and tax purposes be reclassified in the capital accounts.

     (f) The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

     (g) No provision has been made for Federal income taxes since the Funds have elected to be taxed as "regulated investment companies" and intend to distribute substantially all net investment company taxable income and net capital gains to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

(2) INVESTMENT ADVISER AND MANAGEMENT AGREEMENTS AND TRANSACTIONS WITH RELATED PARTIES

     Each Fund has a management agreement with Friess Associates, LLC (the "Adviser"), with whom certain officers and directors of the Funds are affiliated, to serve as investment adviser and manager. Under the terms of the agreements, each Fund will pay the Adviser a monthly management fee at the annual rate of one percent (1%) on the daily net assets of such Fund. Also, the Adviser is reimbursed for administrative services rendered to each Fund by a consultant paid by the Adviser.

     The Adviser entered into sub-advisory agreements with its affiliate, Friess Associates of Delaware, LLC (the "Sub-Adviser"), to assist it in the day-to-day management of each of the Funds. The Adviser and, if so delegated, the Sub-Adviser supervise the investment portfolios of the Funds, directing the purchase and sale of investment securities in the day-to-day management of the Funds. The Adviser pays the Sub-Adviser a fee equal to 110% of the monthly expenses the Sub-Adviser incurs in performing its services as Sub-Adviser.

     Each Director who is not affiliated with the Funds receives an annual fee for service as a Director and is eligible to participate in a deferred compensation plan with respect to these fees. Participants in the plan may designate their deferred Director's fees as if invested in the respective Funds. The value of each Director's deferred compensation account will increase or decrease as if it were invested in shares of the selected Fund. The Funds maintain their proportionate share of the Fund's liability for deferred fees.

(3)  DISTRIBUTION TO SHAREHOLDERS

     Net investment income and net realized gains, if any, are distributed to shareholders at least annually.

(4)  INVESTMENT TRANSACTIONS

     For the period ended March 31, 2004, purchases and proceeds of sales of investment securities (excluding short-term investments) for the Brandywine Fund were $5,104,349,113 and $5,267,270,034, respectively; purchases and proceeds of sales of investment securities (excluding short-term investments) for the Blue Fund were $627,930,783 and $526,064,460, respectively.

(5)  ACCOUNTS PAYABLE AND ACCRUED LIABILITIES

     As of March 31, 2004, liabilities of each Fund included the following:

                                                                           Brandywine             Blue
                                                                              Fund                Fund
                                                                           ----------             ----
     Payable to brokers for investments purchased                       $  155,731,599       $  1,906,103
     Payable to Adviser for management fees                                  3,287,101            389,834
     Deferred compensation plan for Directors                                  359,783             91,792
     Payable to shareholders for redemptions                                    91,421                  5
     Other liabilities                                                         590,479             53,997

(6)  SOURCES OF NET ASSETS

     As of March 31, 2004, the sources of net assets were as follows:

     Fund shares issued and outstanding                                  4,435,689,554        454,518,967
     Net unrealized appreciation on investments                            359,031,258         43,189,363
     Accumulated net realized losses                                      (917,727,294)       (23,675,367)
                                                                        --------------       ------------
                                                                        $3,876,993,518       $474,032,963
                                                                        --------------       ------------
                                                                        --------------       ------------

(7)  INCOME TAX INFORMATION

     The following information for the Funds is presented on an income tax basis as of March 31, 2004:

                                                         GROSS               GROSS           NET UNREALIZED
                                    COST OF            UNREALIZED          UNREALIZED         APPRECIATION
                                  INVESTMENTS         APPRECIATION        DEPRECIATION       ON INVESTMENTS
                                  -----------         ------------        ------------       --------------
     Brandywine Fund             $3,498,843,952       $420,488,950        $63,398,730         $357,090,220
     Brandywine Blue Fund        $  431,792,071       $ 45,656,424        $ 2,467,061         $ 43,189,363

     The following information for the Funds is presented on an income tax basis as of September 30, 2003:

                                                 GROSS             GROSS        NET UNREALIZED    DISTRIBUTABLE     DISTRIBUTABLE
                               COST OF         UNREALIZED        UNREALIZED      APPRECIATION        ORDINARY         LONG-TERM
                             INVESTMENTS      APPRECIATION      DEPRECIATION    ON INVESTMENTS        INCOME        CAPITAL GAINS
                             -----------      ------------      ------------    --------------      ---------       -------------
     Brandywine Fund        $3,284,478,885    $213,553,259      $100,477,625     $113,075,634       $        0       $        0
     Brandywine Blue Fund   $  297,742,295    $ 16,034,753      $  8,136,818     $  7,897,935       $        0       $        0

     The difference, if any, between the cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

     The tax components of dividends paid during the years ended September 30, 2003 and 2002, capital loss carryovers (expiring in varying amounts through 2011), as of September 30, 2003, and tax basis post-October losses as of September 30, 2003, which are not recognized for tax purposes until the first day of the following fiscal year are:

                                           SEPTEMBER 30, 2003                                   SEPTEMBER 30, 2002
                             ----------------------------------------------      ------------------------------------------------
                               ORDINARY         LONG-TERM       NET CAPITAL                          ORDINARY         LONG-TERM
                                INCOME        CAPITAL GAINS         LOSS         POST-OCTOBER         INCOME        CAPITAL GAINS
                            DISTRIBUTIONS     DISTRIBUTIONS      CARRYOVERS         LOSSES        DISTRIBUTIONS     DISTRIBUTIONS
                            -------------     -------------      ----------      ------------     -------------     -------------
     Brandywine Fund          $        0       $        0      $1,288,142,310     $        0        $        0       $        0
     Brandywine Blue Fund     $        0       $        0      $   53,348,440     $        0        $        0       $        0

  The Brandywine Fund and Blue Fund have utilized $370,353,672 and $23,883,957, respectively, of their post-October losses from the prior year to increase current year net capital losses or reduce any net capital gains.

  Since there were no ordinary distributions paid for either Fund for the year ended September 30, 2003, there were no distributions designated as qualifying for the dividends received deduction for corporate shareholders.

CAPITAL GAINS UPDATE . . .

   Realized gains in the March quarter were not large enough to eliminate net loss carry-forwards from prior periods. Brandywine and Brandywine Blue can realize gains of $5.94 and $1.27 per share before triggering taxable capital gains distributions. These estimates will change, so please look to future quarterly reports for updates.

                               BOARD OF DIRECTORS

                                Robert F. Birch
                             Chairman and President
                          New America High Income Fund
                              Dover, Massachusetts

                              William F. D'Alonzo
                                  CEO and CIO
                       Friess Associates of Delaware, LLC
                              Greenville, Delaware

                                Foster S. Friess
                                    Chairman
                             Friess Associates, LLC
                                Jackson, Wyoming

                                Quentin Jackson
                               President and CEO
                       Nuclear Electric Insurance Limited
                              Wilmington, Delaware

                              Stuart A. McFarland
                                Managing Partner
                       Federal City Capital Advisors, LLC
                                 Washington, DC

                            W. Richard Scarlett, III
                                Chairman and CEO
                     United Bancorporation of Wyoming, Inc.
                                Jackson, Wyoming

                              Marvin N. Schoenhals
                             Chairman and President
                              WSFS Financial Corp.
                              Wilmington, Delaware

                                  James W. Zug
                             Former Senior Partner
                           PricewaterhouseCoopers LLP
                              Radnor, Pennsylvania

                      P.O. Box 4166, Greenville, DE 19807
(800) 656-3017              www.brandywinefunds.com           bfunds@friess.com

Investment Adviser: FRIESS ASSOCIATES, LLC
Investment Sub-Adviser: FRIESS ASSOCIATES OF DELAWARE, LLC
Custodian: U.S. BANK, N.A.
Transfer Agent: U.S. BANCORP FUND SERVICES, LLC
Independent Auditors: PRICEWATERHOUSECOOPERS LLP
Legal Counsel: FOLEY & LARDNER

    OFFICERS: Foster S. Friess, Chairman; William D'Alonzo, President; Lynda Campbell, Vice President and Secretary; Carl Gates, Vice President; Christopher
 Long, Vice President and Treasurer; David Marky, Vice President and Assistant
                  Secretary; and Paul Robinson, Vice President

                          Report Editor: Chris Aregood
            Report Staff: Dave Marky, Adam Rieger, Rebecca Schuster

Must be preceded or accompanied by prospectus. Please refer to the prospectus for important information about the investment companies including investment objectives, risks, charges and expenses.

Fund holdings and sector weightings are subject to change at any time and are not recommendations to buy or sell any securities. Securities discussed were not held by the funds as of 3/31/04, unless listed in the accompanying financial statements. References to the earnings growth rates of the Funds refer solely to the estimated earnings growth rates of the average investment holding of the Funds based on consensus estimates from Baseline and not to the actual performance of the Funds themselves. The Russell 1000, Russell 3000 and S&P 500 Indices are unmanaged indices commonly used to measure the performance of U.S. stocks. You cannot invest directly in an index. As of March 31, 2004 the Russell 1000 Index's average annual total returns for 1, 5 and 10 years were 36.37, -
0.56 and 11.66 percent; the Russell 3000 Index's were 38.19, 0.14 and 11.45 percent; and the S&P 500 Index's were 35.12, -1.20 and 11.68 percent. Morningstar's "percent rank in category" is a fund's trailing total return percentile rank relative to all funds that have the same Morningstar category. The highest, or best, percentile rank is 1 and the lowest is 100. Brandywine Blue Fund was ranked in the 13, 1 and 13 percentile out of the 1,255, 633 and 225 funds in Morningstar's large-cap growth category for the 1-, 5- and 10-year periods, respectively as of 03/31/04. Baseline Financial Services, Inc. (Baseline) and Bloomberg Financial Markets, L.P. provide analytical information and services to the investment community.

ITEM 2. CODE OF ETHICS.
-----------------------

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
----------------------------------------

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
-----------------------------------------------

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
----------------------------------------------

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS
-------------------------------

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
-------------------------------------------------------------------------
MANAGEMENT INVESTMENT COMPANIES
-------------------------------

Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
--------------------------------------------------------------------------
COMPANY AND AFFILIATED PURCHASERS
---------------------------------

Not applicable.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
-----------------------------------------------------------

None.

ITEM 10. CONTROLS AND PROCEDURES.
---------------------------------

(a) The disclosure controls and procedures of the Brandywine Fund, Inc. are periodically evaluated. As of April 12, 2004, the date of the last evaluation, we concluded that our disclosure controls and procedures are adequate.

(b) The internal controls of the Brandywine Fund, Inc. are periodically evaluated. Since, April 12, 2004, the date of the last evaluation, there have been no significant changes in the Brandywine Fund's internal controls or in other factors that could have had a significant effect on such controls. There have also been no significant deficiencies or material weaknesses identified since the last evaluation that required any corrective action.

ITEM 11. EXHIBITS.
-----------------

(a)  Any code of ethics or amendment thereto. Not applicable.

(b) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(c) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     Brandywine Fund, Inc.
     ---------------------
     Registrant

     By  /s/ William F. D'Alonzo
         ------------------------------------
         William F. D'Alonzo Principal Executive Officer

     Date      4-22-04
           ----------------------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

     Brandywine Fund, Inc.
     ---------------------
     Registrant

     By  /s/ Christopher G. Long
         ------------------------------------
         Christopher G. Long,  Principal Financial Officer

     Date      4-22-04
           ----------------------------------